Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
Debt
During 2016, the Company and its lenders agreed to loan amendments that strengthened the Company’s balance sheet, liquidity position and financial flexibility. The Company’s long-term debt consists of Senior Notes and bank loans, summarized as follows:

	December 31,
(amounts in thousands)	2016	2015

Senior Notes	$73,625	$73,625

Bank Loans:
$39.6 Million Credit Facility	$20,144	$30,754
$409 Million Credit Facility	167,816	94,473
$330 Million Credit Facility	225,759	173,950
$42 Million Credit Facility	38,512	36,588
$67.5 Million Credit Facility	40,461	29,666
$411.3 Million Credit Facility	—	83,261
$12.5 Million Credit Facility	10,379	11,750
$27.3 Million Credit Facility	19,375	—
	522,446	460,442
Less: Current portion	(13,882)	(110,226)
	$508,564	$350,216

	December 31, 2016			December 31, 2015
(amounts in thousands)	Current	Non-current	Total	Current	Non-current	Total
Total bank loans and senior notes, gross	13,882	582,188	596,070	110,226	423,841	534,067
Unamortized deferred financing costs	(402)	(16,196)	(16,598)	(2,487)	(9,856)	(12,343)
Total bank loans and senior notes, net	13,480	565,992	579,472	107,739	413,985	521,724

The future principal and estimated interest payments (based on the interest rates in effect as of December 31, 2016) under the Company’s long-term debt over the next five years on our Senior Notes and credit facilities as of December 31, 2016 is as follows:

(amounts in thousands)	Principal	Interest	Total
2017	13,883	26,116	39,999
2018	21,515	25,280	46,795
2019	95,727	23,032	118,759
2020	221,543	17,880	239,423
2021	206,952	5,915	212,867
Thereafter	36,450	1,903	38,353
Total	596,070	100,126	696,196

Unsecured Senior Notes
On September 22, 2014, the Company issued $65.0 million in aggregate principal amount of 7.5% Senior Notes due September 2019, or the Senior Notes, and on October 16, 2014 the Company issued an additional $8.6 million aggregate principal amount of Senior Notes when the underwriters partially exercised their option to purchase additional Senior Notes on the same terms and conditions.
All terms mentioned are defined in the indenture.
The Senior Notes will mature on September 15, 2019 and bear interest at a rate of 7.5% per year, payable quarterly on each March 15, June 15, September 15 and December 15. The Senior Notes are redeemable at the Company’s option in whole or in part, at any time on or after September 15, 2016 at a redemption price equal to 100% of the principal amount to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date.
The Senior Notes are our senior unsecured obligations and rank equally with all of our existing and future senior unsecured and unsubordinated debt and are effectively subordinated to our existing and future secured debt, to the extent of the value of the assets securing such debt, and will be structurally subordinated to all existing and future debt and other liabilities of our subsidiaries. No sinking fund is provided for the Senior Notes. The Senior Notes were issued in minimum denominations of $25.00 and integral multiples of $25.00 in excess thereof and are listed on the New York Stock Exchange under the symbol “SLTB”. The Senior Notes require us to comply with certain covenants, including financial covenants; restrictions on consolidations, mergers or sales of assets and prohibitions on paying dividends or returning capital to equity holders if a covenant breach or an event of default has occurred or would occur as a result of such payment. If the Company undergoes a change of control, holders may require us to repurchase for cash all or any portion of their notes at a change of control repurchase price equal to 101% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest to, but excluding, the change of control purchase date.
The financial covenants include:

•	Net borrowings shall not equal or exceed 70% of total assets.

•	Tangible net worth shall always exceed $500.0 million.
As of December 31, 2016, we were in compliance with the financial covenants relating to the Senior Notes.
In December 2016, our Board of Directors authorized the repurchase of up to $20.0 million of our outstanding Senior Notes in open market or privately negotiated transactions. The specific timing and amounts of the repurchases, which will be funded by available cash, will be in the sole discretion of management and vary based on market conditions and other factors. This authorization has no expiration date. As of December 31, 2016, the full $20.0 million remains available for repurchases under this authorization.
Secured Credit Facilities
The Company had seven credit agreements in place, which are all collateralized by certain of the Company’s vessels. The following is a summary of those credit agreements as of December 31, 2016.

($000’s)	$39.6 Million Credit Facility	$409 Million Credit Facility	$330 Million Credit Facility	$42 Million Credit Facility	$67.5 Million Credit Facility	$12.5 Million Credit Facility	$27.3 Million Credit Facility
Date of Agreement	June 27, 2014	December 30, 2014	July 29, 2014	January 30, 2015	July 30, 2014	December 22, 2015	December 22, 2015

Total Vessels to be Financed
Kamsarmax	2	8	6	2	2	—	—
Ultramax	—	7	15	1	2	1	2

Interest Rate-LIBOR+	2.925%	3.000%	2.925%	2.970%	2.950%	3.000%	2.950%

Commitment Fee	1.170%	1.200%	1.170%	1.120%	1.250%	—%	1.180%

Maturity Date	September 28, 2020	December 30, 2020	July 29, 2021	6 years from each Kamsarmax drawdown and September 21, 2021 on the Ultramax tranche	7 years from each drawdown	December 22, 2020	5 years from each drawdown

Amount drawn down (in thousands)	33,550	207,569	255,825	48,870	53,816	11,750	23,250

Amount outstanding (in thousands)	20,144	167,816	225,759	38,512	40,461	10,379	19,375

Carrying Value of Vessels Collateralized (in thousands)	62,040	404,650	487,195	97,297	116,538	30,988	63,172

Amount Available (in thousands)	—	13,200	38,400	—	—	—	—

Remaining Vessels to be Financed	—	1	3	—	—	—	—

The loan amendments discussed below were accounted for as debt modifications in accordance with ASC 470, Debt.
$39.6 Million Credit Facility
During 2016, the Company reached agreements with the lender to add eight quarterly installment payments to the balloon payment in exchange for an advance principal repayment of approximately $4.7 million and to not make the installment payments falling due in the first quarter of 2018 in exchange for an advance principal repayment of approximately $0.5 million. As a result of these agreements, the Company will not have to make quarterly installment payments until the second quarter of 2020.
The Company also reached an agreement with the lender to extend the maturity date of this facility from June 2019 to September 2020 subject to the Company meeting certain conditions on or before June 2019.
$330.0 Million Credit Facility
During 2016, the Company reached agreements whereby quarterly installment payments on certain of the existing debt were waived until the second quarter of 2017 in exchange for prepayments totaling $23.8 million. Installment payments on certain of the other existing debt and new debt will be paid as per the original loan agreement. The lenders also agreed to extend the availability period of the credit facility to June 30, 2017 (from December 31, 2016) in order to accommodate delivery delays of certain vessels. The Company also agreed to reduce the available loan amount by approximately $16.8 million, for which $0.6 million of deferred financing costs were written off. This write-off is reflected in financing costs in the Consolidated Statement of Operations.
$67.5 Million Credit Facility
During 2015, the Company reached an agreement to reduce the amount drawn down by any quarterly installments that would have been paid through December 31, 2016 and the quarterly payments would not begin until 2017. During 2016, the Company and lender further agreed to add eight quarterly installment payments to the balloon payment in exchange for an advance principal repayment of approximately $8.0 million. The Company also reached an agreement with the lender to reduce the available loan amount by approximately $4.4 million, while making an additional advance principal repayment of approximately $2.5 million. The Company wrote off approximately $0.2 million of deferred financing costs, which is included in financing costs in the Consolidated Statement of Operations related to this reduction. As a result of these agreements, the Company will not have to make quarterly installment payments until the first quarter of 2021.
$409.0 Million Credit Facility
During 2016, the Company reached agreements with the lenders to defer between seven and eight quarterly installment payments to between the first and fourth quarter of 2020, depending on the vessel, in exchange for an advance principal repayments of approximately $26.8 million (calculated on the basis of loan amounts available for undelivered ships), which was made during 2016 or, where applicable, will be made upon drawdown.

During 2016, the Company also agreed to reduce the available loan amount by approximately $38.6 million for which the Company wrote off $3.0 million of deferred financing costs. This is included in financing costs in the Consolidated Statements of Operations.

 In addition, the lenders also agreed to extend the availability period of the credit facility to February 28, 2017 in order to accommodate delivery delays of certain vessels.
$42.0 Million Credit Facility
During 2016, the Company signed an amendment with the lender for a $10.9 million upsize to its original $42 million senior secured credit facility. The proceeds of the upsized commitment financed a portion of the purchase price of one Ultramax vessel that was delivered to the Company in the third quarter of 2015.
During 2016, the Company also reached agreements with the lender to add eight quarterly installment payments to the balloon payment in exchange for an advance principal repayment of approximately $6.5 million. In addition, the Company agreed with the lender to not make installment payments due in the first quarter of 2018 in exchange for approximately $0.8 million. As a result of these agreements, the Company will not have to make quarterly installment payments until the second quarter of 2020.
$12.5 Million Credit Facility
During 2016, the Company reached an agreement with the lender to add four quarterly installment payments to the balloon payment in exchange for an advance principal repayment of approximately $0.8 million. As a result of this agreement, the Company will not have to make quarterly installment payments until the fourth quarter of 2018.
$27.3 Million Credit Facility
During 2016, the Company reached agreements with the lender to add eight quarterly installment payments to the balloon payment in exchange for an advance principal repayment of $3.1 million. In addition the Company agreed with the lender to not make installment payments falling due between and the second and third quarters of 2018 in exchange for approximately $0.8 million. As a result of these agreements, the Company will not have to make quarterly installment payments until the fourth quarter of 2020.
Each of these seven credit agreements, as amended through December 31, 2016, has financial covenants with which we must comply (based on terms defined in the credit agreements), the most stringent by facility are as follows:

•	The ratio of net debt to total capitalization no greater than 0.60 to 1.00.

•
Consolidated tangible net worth (adjusted for a minimum amount of $100.0 million in historical non-operating costs and to exclude certain future non-operating items, including impairments) no less than $500.0 million plus (i) 25% of cumulative positive net income (on a consolidated basis) for each fiscal quarter commencing on or after December 31, 2013 and (ii) 50% of the value of any new equity issues occurring on or after December 31, 2013.

•
The ratio of EBITDA to net interest expense calculated on a year to date basis of greater than 1.00 to 1.00 for the quarters ending March 31, 2019 and June 30, 2019, 2.50 to 1.00 for the quarter ending September 30, 2019, calculated on a year-to-date basis and 2.50 to 1.00 for each quarter thereafter, calculated on a trailing four quarter basis.

•	Minimum liquidity of not less than the greater of $25.0 million or $0.7 million per owned vessel.

•
Maintain a minimum fair value of the collateral for each credit facility, such that the aggregate fair value of the vessels collateralizing the credit facility is 140%, except in the case of our $67.5 Million Credit Facility, for which it is 115% of the aggregate principal amount outstanding under such credit facility, or, if we do not meet these thresholds to prepay a portion of the loan or provide additional security to eliminate the shortfall.

In addition to the credit agreements described above, which are in effect as of December 31, 2016, the Company entered into the following credit agreement which was repaid in full during the year ended December 31, 2016:

On January 15, 2015, the Company signed a loan agreement for up to $411.3 million, or the $411.3 Million Credit Facility, which was originally planned to be used to finance a portion of 12 Capesize vessels. However, all Capesize vessels and Capesize vessels under construction were sold and $83.3 million, which was outstanding under this facility at December 31, 2015 was fully repaid in January 2016 and the credit facility was closed.
Our credit facilities discussed above have, among other things, the following restrictive covenants which would restrict our ability to:

•	incur additional indebtedness;

•	sell the collateral vessel, if applicable;

•	make additional investments or acquisitions;

•	pay dividends; and

•	effect a change of control of us.
In addition, our credit facilities contain customary events of default, including cross-default provisions. As of December 31, 2016, we are in compliance with the financial covenants of each of our seven credit facilities. We expect to remain in compliance with the financial covenants of each of our seven credit facilities for the next twelve months.
Interest rates on all of the Company’s secured credit facilities during the year ended December 31, 2016 ranged from 2.23% to 6.25%. The Company records its interest expense, all of which was capitalized until the fourth quarter of 2015, as a component of Financial expense, net on its Consolidated Statement of Operations. For the years ended December 31, 2016, 2015 and 2014, Financial expense, net consists of:

	Year ended December 31,
(in thousands)	2016	2015	2014
Interest expense	$16,002	$998	$—
Amortization of deferred financing costs	4,137	1,988	150
Write off	3,781	16,085	—
other, net	1,001	453	22
	$24,921	$19,524	$172